                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ---------------------

                                    FORM T-1

                         STATEMENT OF ELIGIBILITY UNDER
                      THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

              Check if an Application to Determine Eligibility of
                    a Trustee Pursuant to Section 305(b)(2)

                             ---------------------

                         U.S. BANK NATIONAL ASSOCIATION
              (Exact name of Trustee as specified in its charter)

                                   31-0841368
                      (I.R.S. Employer Identification No.)

              800 NICOLLET MALL
            MINNEAPOLIS, MINNESOTA                                 55402
   (Address of principal executive offices)                      (Zip Code)

                                  FRANK LESLIE
                         U.S. BANK NATIONAL ASSOCIATION
                              60 LIVINGSTON AVENUE
                               ST. PAUL, MN 55107
                                 (651) 495-3913
           (Name, address and telephone number of agent for service)

                               LAND O'LAKES, INC.
                    (Issuer with respect to the Securities)

                  MINNESOTA                                      41-0365145
(State or other jurisdiction of incorporation
               or organization)                     (I.R.S. Employer Identification No.)
         4001 LEXINGTON AVENUE NORTH
            ARDEN HILLS, MINNESOTA                                 55112
   (Address of Principal Executive Offices)                      (Zip Code)

                        9% SENIOR SECURED NOTES DUE 2010
                      (Title of the Indenture Securities)

                                    FORM T-1

ITEM 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

     a) Name and address of each examining or supervising authority to which it is subject.

        Comptroller of the Currency
        Washington, D.C.

     b)  Whether it is authorized to exercise corporate trust powers.

        Yes

ITEM 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.

     None

ITEMS 3-15  Items 3-15 are not applicable because to the best of the Trustee's knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

ITEM 16. LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

     1. A copy of the Articles of Association of the Trustee.*

     2. A copy of the certificate of authority of the Trustee to commence business.*

     3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers.*

     4. A copy of the existing bylaws of the Trustee.*

     5. A copy of each Indenture referred to in Item 4. Not applicable.

     6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached as Exhibit 6.

     7. Report of Condition of the Trustee as of December 31, 2003, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.
---------------

* Incorporated by reference to Registration Number 333-67188.

                                      NOTE

     The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligors. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.

                                   SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of St. Paul, State of Minnesota on the 12th of April, 2004.

                                          U.S. BANK NATIONAL ASSOCIATION

                                          By:    /s/ FRANK P. LESLIE III
                                            ------------------------------------
                                                    Frank P. Leslie III
                                                       Vice President

                                          By:    /s/ RICHARD H. PROKOSCH
                                            ------------------------------------
                                                    Richard H. Prokosch
                                                       Vice President

                                                                       EXHIBIT 6

                                    CONSENT

     In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Dated: April 12, 2004

                                          U.S. BANK NATIONAL ASSOCIATION

                                          By:   /s/ FRANK P. LESLIE III
                                            ------------------------------------
                                                    Frank P. Leslie III
                                                       Vice President

                                          By:    /s/ RICHARD H. PROKOSCH
                                            ------------------------------------
                                                    Richard H. Prokosch
                                                       Vice President

                                                                       EXHIBIT 7

                         U.S. BANK NATIONAL ASSOCIATION

                        STATEMENT OF FINANCIAL CONDITION
                                AS OF 12/31/2003

                                                              DECEMBER 31,
                                                                  2003
                                                              ------------
                                                                ($000'S)
ASSETS
  Cash and Due From Depository Institutions.................  $  8,631,361
  Federal Reserve Stock.....................................             0
  Securities................................................    42,963,396
  Federal Funds.............................................     2,585,353
  Loans & Lease Financing Receivables.......................   114,718,888
  Fixed Assets..............................................     1,911,662
  Intangible Assets.........................................    10,254,736
  Other Assets..............................................     8,093,654
                                                              ------------
     TOTAL ASSETS...........................................  $189,159,050
                                                              ------------
LIABILITIES
  Deposits..................................................  $128,249,183
  Fed Funds.................................................     5,098,404
  Treasury Demand Notes.....................................     3,585,132
  Trading Liabilities.......................................       213,447
  Other Borrowed Money......................................    21,664,023
  Acceptances...............................................       123,996
  Subordinated Notes and Debentures.........................     5,953,524
  Other Liabilities.........................................     5,173,011
                                                              ------------
     TOTAL LIABILITIES......................................  $170,060,720
                                                              ------------
EQUITY
  Minority Interest in Subsidiaries.........................  $  1,002,595
  Common and Preferred Stock................................        18,200
  Surplus...................................................    11,677,397
  Undivided Profits.........................................     6,400,138
                                                              ------------
     TOTAL EQUITY CAPITAL...................................  $ 19,098,330
                                                              ------------
TOTAL LIABILITIES AND EQUITY CAPITAL........................  $189,159,050
                                                              ============

     To the best of the undersigned's determination, as of the date hereof, the above financial information is true and correct.

                                          U.S. BANK NATIONAL ASSOCIATION

                                          By:    /s/ FRANK P. LESLIE III
                                            ------------------------------------
                                                    Frank P. Leslie III
                                                       Vice President

Date: April 12, 2004